----------------------------------
BERGSTROM
CAPITAL
CORPORATION
----------------------------------


2001 SEMI-ANNUAL REPORT



Listed: American Stock Exchange (Ticker symbol: BEM)
Transfer Agent, Registrar and Custodian: State Street Bank and Trust Company, Boston, Massachusetts
Independent Auditors: Deloitte & Touche LLP, Boston, Massachusetts
Legal Counsel: Howard, Rice, Nemerovski, Canady, Falk & Rabkin PC, San Francisco, California

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

                                PRIVACY NOTICE

  Bergstrom Capital Corporation (the "Company") collects certain nonpublic personal information about its stockholders of record who are individuals. The Company collects information from forms its stockholders or their brokers provide (such as name, address and tax identification number) and information from its stockholders or their brokers about transactions in the Company's stock its stockholders effect with third parties (such as date and number of shares purchased, sold, transferred or held). The Company may also collect such information through stockholder inquiries by mail, email or telephone.

  The Company does not disclose any nonpublic personal information about its stockholders to anyone, except as permitted by law.

  The Company restricts access to the nonpublic personal information of its stockholders to those employees and service providers (such as the transfer agent and fund administrator) who need to know this information in order to provide services to the Company's stockholders. The Company maintains certain physical and procedural safeguards to help protect this nonpublic personal information.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

                              DISTRIBUTION POLICY

  The Company's distribution policy, which was adopted by the Board of Directors on May 12, 1997, provides for an annual distribution to the Company's stockholders, during the month of June each year, of a cash dividend at the rate of a minimum of 6 percent of the Company's net asset value per share as calculated on the last business day in March of that year. The Board of Directors may modify or terminate the distribution policy at any time at its discretion.

  Please refer to the President's Letter in this report regarding the annual distribution for the year 2001 in the amount of $11.25 per share, paid on June 11, 2001 to stockholders of record May 17, 2001.

  Under the distribution policy, distributions in any year in excess of the Company's net investment income and net realized capital gains for such year will constitute a return of stockholders' capital. For federal income tax purposes, any return of capital will generally be treated as a non-taxable recovery of basis to the extent of the stockholders' basis in their shares, and as capital gain to the extent that the return of capital is in excess of such basis.* The Company will be required to liquidate a portion of its portfolio in order to fund any return of capital. Any return of capital will also reduce the assets of the Company available for investment and will likely have the effect of increasing the Company's expense ratio.

  In any year in which the total of the Company's net investment income and net realized capital gains exceeds the amount distributed for that year under the distribution policy, the Company may, at the discretion of the Board of Directors, retain a portion of the net realized long-term capital gains for such year.

* The portion of any return of capital representing the Company's accumulated earnings and profits from prior years will be treated as ordinary income. The Company's accumulated earnings and profits as of December 31, 2000 amounted to $139,410 or $.14 per share.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

221 First Avenue West, Suite 320
Seattle, Washington 98119-4224

August 13, 2001

Dear Fellow Stockholders:

  During the first half of 2001 the Company's net assets decreased from $226,163,493 to $178,631,423 which is a decrease of $47,532,070. This decrease in net assets is after payment by the Company of $11,250,000 in dividends ($11.25 per share on June 11, 2001). The decrease in net assets, before deducting the payment of dividends, was composed of net investment income of $98,027, realized gain on investments of $8,028,308, and a decrease in unrealized appreciation of $44,408,405.

  The per share net asset value decreased from $226.16 on December 31, 2000 to $178.63 on June 30, 2001. After adjustment for the dividends, the per share net asset value decreased 16.0%. During the same period the Dow Jones Industrial Average, adjusted for dividends, decreased 1.8% and the Standard & Poor's 500 Stock Average, adjusted for dividends, decreased 6.7%. The per share net asset value on Friday, August 10, 2001 was $171.28.

  During the first six months of 2001 the Company had total interest and dividend income of $646,136 as compared to $700,593 for the same period in 2000 for a decrease of $54,457. During the first six months of 2001 operating expenses were $548,109 which is a $122,931 decrease from $671,040 for the first six months of 2000. The resulting net investment income of $98,027 for the first six months of 2001 is an increase of $68,474 from $29,553 for the first six months of 2000.

  The following are the major ($500,000 or more) purchases and sales made in the Company's portfolio of securities during the second quarter of 2001:

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


                                                           SHARES
                                                --------------------------------
                                                                          HELD
                                                                          JUNE
                                                                           30,
SECURITY NAME                                   ADDITIONS   REDUCTIONS    2001
----------------------------------------------- ---------   ----------   -------
ACE Ltd. ......................................               15,000      39,000
Amgen, Inc. ...................................               20,000     550,000
Citigroup, Inc. ...............................               38,000      32,000
Clear Channel Communications, Inc. ............               26,000           0
Coca-Cola Co. .................................               39,500      28,000
Dresdner RCM Global Technology Fund............               41,000      40,784
Kimberly Clark Corp. ..........................               34,000           0
McGraw-Hill Companies, Inc. ...................   13,500                  13,500
Microsoft Corp. ...............................   13,000                 118,000
Nike, Inc., Class B............................               21,500           0
PepsiCo, Inc. .................................   19,000                  60,000
Pfizer, Inc. ..................................               32,000     257,000
United Parcel Service Class B..................   13,500                  30,000
WorldCom, Inc. ................................              146,000(1)        0
WorldCom, Inc.--MCI Group......................    5,360(1)                5,360
WorldCom, Inc.--WorldCom Group.................  134,000(1)              134,000

-------
(1) Sold 12,000 shares of WorldCom, Inc. and then exchanged 134,000 shares of WorldCom, Inc. for 134,000 shares of WorldCom, Inc.--WorldCom Group and 5,360 shares of WorldCom, Inc.--MCI Group as the result of the issuance of tracking stocks.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


  The value of the Company's investment in the securities of Amgen, Inc. amounted to 18.6% of the Company's total assets at June 30, 2001. The investment of a substantial percentage of the Company's assets in the securities of a single issuer or industry exposes the Company to a greater risk of loss resulting from unfavorable price movements or market conditions relating to such issuer or industry.

  On July 23, 2001, Dresdner Bank AG, the parent of Dresdner RCM Global Investors LLC ("Dresdner RCM"), the Company's investment adviser, was acquired by Allianz AG, an international insurance organization headquartered in Munich, Germany. Prior to the acquisition, the Board of Directors of the Company approved an interim and a new investment advisory agreement with Dresdner RCM, subject to approval of the new agreement by the Company's stockholders at the annual meeting to be held on November 5, 2001. Dresdner RCM has advised the Company that there will be no material changes in the services provided by Dresdner RCM to the Company or in the personnel providing those services as a result of the acquisition.

  On June 11, 2001, the Company paid a cash dividend of $11.25 per share to stockholders of record on May 17, 2001. The Company currently estimates that the sources of this dividend will be $.28 per share from net investment income for the year ending December 31, 2001 and $10.97 per share from net long-term capital gains realized during the year ending December 31, 2001. This dividend was the annual distribution for the year 2001 under the Company's distribution policy. Please refer to the Distribution Policy in this report. As of August 10, 2001, the Company had realized net long-term capital gains in the amount of only $3.22 per share. Therefore, if the Company does not realize additional capital gains in the amount of $7.75 per share before December 31, 2001, a portion of the dividend will be classified as a return of capital. As of August 10, 2001, the unrealized appreciation of the Company's investments amounted to $58.88 per share.

  The Company does not have a dividend reinvestment program. The Company has considered this over the years and has determined that the cost of such a program would not be commensurate with the benefit. The Company's policy of retaining a portion of the net long-term capital gains in certain years accomplishes some of the same goals as would a dividend reinvestment program.

  The Company's shares of capital stock are traded on the American Stock Exchange and are identified by the stock ticker symbol BEM. The net asset value per share as of Friday's close of business is published each Saturday in Barrons, each Sunday in the New York Times, and each Monday in the Wall Street Journal and certain other publications under "Closed-End Funds." This information is also available on the Internet on a daily basis through a variety of sources. The Company is not responsible for inaccuracies or omissions in the dissemination of this information.

  Your Company welcomes questions or comments from stockholders. If you wish to communicate with the Company's transfer agent, State Street Bank and Trust Company, the address is P.O. Box 8200, Boston, Massachusetts 02266-8200 and the telephone number is 1-800-426-5523.

Yours very truly,

/s/ William L. McQueen

William L. McQueen
President

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (Unaudited)

Assets:
 Investments, at value (see accompanying schedule)(Note 1):
  Short-term investments (cost $4,132,504)                  $  4,132,504
  Common stocks (cost $112,698,052)                          174,192,632
                                                            ------------
    Total Investments (cost $116,830,556)                    178,325,136
 Cash                                                              5,000
 Receivable for securities sold                                1,157,335
 Interest and dividends receivable                                77,900
 Other assets                                                      5,703
                                                            ------------
    Total assets                                             179,571,074
                                                            ------------
Liabilities:
 Advisory fee payable (Note 5)                                   146,025
 Payable for securities purchased                                759,384
 Other accrued expenses                                           34,242
                                                            ------------
    Total liabilities                                            939,651
                                                            ------------
Net assets applicable to 1,000,000 outstanding shares of
 capital stock equivalent to $178.63 per share on June 30,
 2001 (Note 3)                                              $178,631,423
                                                            ============

STATEMENT OF CHANGES IN NET ASSETS

                                                 SIX MONTHS
                                                   ENDED
                                                  JUNE 30,     YEAR ENDED
                                                    2001      DECEMBER 31,
                                                (Unaudited)       2000
Operations:
 Net investment income                          $     98,027  $    153,572
 Realized gain on investments                      8,028,308    34,863,821
 Decrease in unrealized appreciation             (44,408,405)  (67,841,185)
                                                ------------  ------------
 Net decrease in net assets resulting from
  operations                                     (36,282,070)  (32,823,792)
                                                ------------  ------------
Dividends to stockholders:
 From net investment income                          (98,027)     (153,572)
 From net realized gain on investments           (11,151,973)  (17,596,428)
                                                ------------  ------------
    Total dividends to stockholders ($11.25 per
     share-2001; $17.75 per share-2000)          (11,250,000)  (17,750,000)
                                                ------------  ------------
Total decrease in net assets                     (47,532,070)  (50,573,792)
Net assets, beginning of period                  226,163,493   276,737,285
                                                ------------  ------------
Net assets, end of period                       $178,631,423  $226,163,493
                                                ============  ============

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (Unaudited)

Investment Income:
 Interest                                                       $    109,301
 Dividends                                                           536,835
                                                                ------------
    Total income                                                     646,136
                                                                ------------
Expenses:
 Advisory fees (Note 5)                                              294,937
 Directors' fees and expenses (Note 6)                                45,029
 Officer's salary and related expenses (Note 5)                       43,027
 Accounting expenses                                                  29,763
 Legal fees                                                           29,711
 Auditing fees                                                        20,660
 Insurance                                                            20,269
 Other expenses                                                       15,665
 Transfer agent fees and expenses                                     13,748
 Stockholders' meeting and reports                                    12,741
 Custodian fees                                                       10,015
 State and other taxes                                                 9,294
 Fee for shares listed on American Stock Exchange                      3,250
                                                                ------------
    Total expenses                                                   548,109
                                                                ------------
Net investment income ($.10 per share) (Note 2)                       98,027
                                                                ------------
Realized and unrealized gain on investments:
 Realized gain on investments (excluding short-
  term investments):
  Proceeds from sale of securities                 $ 34,749,369
  Cost of securities sold                            26,721,061
                                                   ------------
    Realized gain on investments sold (Notes 2 and
     4)                                                            8,028,308
 Unrealized appreciation of investments:
  Beginning of period                               105,902,985
  End of period                                      61,494,580
                                                   ------------
    Decrease in unrealized appreciation                          (44,408,405)
                                                                ------------
Net loss on investments ($36.38 per share) (Note
 2)                                                              (36,380,097)
                                                                ------------
Net decrease in net assets resulting from
 operations                                                     $(36,282,070)
                                                                ============


See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  There are set forth below income and capital changes per share of capital stock of the Corporation outstanding throughout each period, market value per share at the end of each period, total investment returns for each period, and certain ratios and other supplemental data for each period.

  The total investment returns shown below are a record of the past and should not be regarded as a representation of future results.

                           SIX MONTHS
                              ENDED             YEARS ENDED DECEMBER 31
                          JUNE 30, 2001 --------------------------------------------
                           (Unaudited)   2000      1999     1998     1997     1996
                          ------------- -------   -------  -------  -------  -------
Net asset value at
 beginning of period....     $226.16    $276.74   $200.33  $154.51  $136.15  $128.35
Net investment
 income(1)..............         .10        .15       .11      .16      .64      .57
Net realized and
 unrealized gain (loss)
 on investments.........      (36.38)    (32.98)    89.80    55.99    24.79    13.51
Dividends from:
 Net investment
  income(2).............        (.10)      (.15)     (.11)    (.16)    (.63)    (.58)
 Net realized gain on
  investments...........      (11.15)    (17.60)   (13.39)  (10.59)   (7.87)   (6.33)
                             -------    -------   -------  -------  -------  -------
  Total dividends.......      (11.25)    (17.75)   (13.50)  (10.75)   (8.50)   (6.91)
                             -------    -------   -------  -------  -------  -------
Increase due to
 repurchase of Bergstrom
 stock at less than net
 asset value............         --         --        --      0.42     1.43      .63
                             -------    -------   -------  -------  -------  -------
Net asset value at end
 of period..............     $178.63    $226.16   $276.74  $200.33  $154.51  $136.15
                             =======    =======   =======  =======  =======  =======
Market value per share
 at end of period.......     $182.25    $224.00   $236.00  $171.00  $142.50  $119.00
                             =======    =======   =======  =======  =======  =======
Total investment
 returns:
 Based on market value
  per share(3)..........       (13.8)%*     6.1 %    55.0%    32.1%    37.0%    15.6%
 Based on net asset
  value per share(4)....       (16.0)%*    (8.5)%    50.5%    38.5%    26.5%    14.0%
Net assets at end of
 period (in millions)...     $   179    $   226   $   277  $   200  $   159  $   151
Ratio of expenses to
 average net assets.....         .27 %*     .49 %     .53%     .74%     .75%     .76%
Ratio of net investment
 income to average net
 assets.................         .05 %*     .06 %     .05%     .09%     .43%     .43%
Portfolio turnover rate.        9.52 %*   34.69 %   40.57%   44.31%   34.07%   31.80%
Number of shares
 outstanding at end of
 period (in thousands)..       1,000      1,000     1,000    1,000    1,028    1,112

-------
(1) Based on weighted average number of shares outstanding.

(2) Based on number of shares outstanding on record date.

(3) Based on market value per share adjusted for reinvestment of dividends and distributions of the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Corporation's stockholders.

(4) Based on net asset value per share adjusted for reinvestment of dividends and distributions of the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Corporation's stockholders.

 *  Not Annualized.

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 2001 (Unaudited)

 Shares or
 Principal
 Amount                                                    Cost      Value
             Short-Term Investments (2.3%):
   3,033,100 SSgA Money Market Fund                     $3,033,100 $3,033,100
 $ 1,100,000 American Express Credit Corp., 3.90%
              Note due 7/6/01                            1,099,404  1,099,404
                                                        ---------- ----------
              Total--Short-Term Investments              4,132,504  4,132,504
                                                        ---------- ----------

             Common Stocks (97.7%):
             Air Freight and Couriers (1.0%):
      30,000 United Parcel Service Class B               1,731,132  1,734,000
                                                        ---------- ----------

             Banks (2.3%):
      52,000 Bank of New York, Inc.                      1,065,418  2,496,000
      32,000 Citigroup, Inc.                               550,256  1,690,880
                                                        ---------- ----------
                                                         1,615,674  4,186,880
                                                        ---------- ----------

             Beverages (2.2%):
      28,000 Coca-Cola Co.                                  37,302  1,260,000
      60,000 PepsiCo, Inc.                               2,516,191  2,652,000
                                                        ---------- ----------
                                                         2,553,493  3,912,000
                                                        ---------- ----------

             Biotechnology (18.7%):
     550,000 Amgen, Inc. (A)                               718,368 33,374,000
                                                        ---------- ----------

             Broadcasting (1.0%):
      20,000 Comcast Corp. Special Class A                 790,236    868,000
      13,500 McGraw-Hill Companies, Inc.                   886,505    893,025
                                                        ---------- ----------
                                                         1,676,741  1,761,025
                                                        ---------- ----------

             Communication Systems (4.5%):
      49,400 Nextel Communications, Inc. (A)               340,246    864,500
      80,000 Qwest Communications International, Inc.    3,227,349  2,549,600
      40,000 SBC Communications, Inc.                    1,817,596  1,602,400
      43,000 Vodafone Airtouch PLC Sponsored ADR         1,843,264    961,050
       5,360 WorldCom, Inc.--MCI Group                      73,099     86,296
     134,000 WorldCom, Inc.--WorldCom Group (A)          1,754,367  1,902,800
                                                        ---------- ----------
                                                         9,055,921  7,966,646
                                                        ---------- ----------

             Diversified Technology (0.9%):
      71,000 Nokia Corp. Sponsored ADR                     155,654  1,564,840
                                                        ---------- ----------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------


 Shares or
 Principal
 Amount    Common Stocks (Unaudited)--Continued         Cost       Value
           Drugs and Health Supplies (5.8%):
 257,000   Pfizer, Inc.                              $5,674,512 $10,292,850
                                                     ---------- -----------

           Electrical Components (4.4%):
 163,000   General Electric Co.                       4,474,776   7,946,250
                                                     ---------- -----------

           Electronics/New Technology (6.4%):
 162,000   Cisco Systems, Inc. (A)                    1,322,839   2,948,400
  56,000   Compaq Computer Corp.                      1,317,324     867,440
  68,000   EMC Corp. Mass (A)                           765,521   1,975,400
  63,000   Intel Corp.                                1,626,125   1,842,750
  50,000   JDS Uniphase Corp. (A)                     3,950,577     625,000
   9,000   Juniper Networks, Inc. (A)                 1,441,973     279,900
  31,000   Qualcomm, Inc. (A)                           523,198   1,812,880
  63,000   Sun Microsystems, Inc. (A)                 2,698,537     990,360
                                                     ---------- -----------
                                                     13,646,094  11,342,130
                                                     ---------- -----------

           Financial Services, Diversified (2.2%):
  46,000   Federal National Mortgage Association      3,541,979   3,916,900
                                                     ---------- -----------

           Industrial Machinery (4.2%):
 136,000   Tyco International Ltd. New                1,242,532   7,412,000
                                                     ---------- -----------

           Insurance (5.3%):
  39,000   ACE Ltd.                                   1,533,689   1,524,510
  65,625   American International Group, Inc.           440,727   5,643,750
  23,500   Marsh & McLennan Companies, Inc.           1,854,663   2,373,500
                                                     ---------- -----------
                                                      3,829,079   9,541,760
                                                     ---------- -----------

           Petroleum Services (0.9%):
  31,000   Schlumberger Ltd.                          2,006,608   1,632,150
                                                     ---------- -----------

           Pharmaceuticals (10.8%):
  29,400   Bristol-Myers Squibb Co.                     507,995   1,537,620
   7,800   Genentech, Inc. (A)                          623,795     429,780
  60,000   GlaxoSmithKline PLC Sponsored ADR          3,318,827   3,372,000
   8,400   Human Genome Sciences, Inc. (A)              581,059     506,100
  58,000   Lilly Eli & Co.                            2,066,709   4,292,000
  54,000   Merck & Co., Inc.                          4,174,405   3,451,140
  25,000   Millennium Pharmaceuticals, Inc. (A)       1,406,762     889,500
  75,000   Pharmacia Corp.                            4,073,070   3,446,250
  36,000   Schering-Plough Corp.                      1,875,519   1,304,640
                                                     ---------- -----------
                                                     18,628,141  19,229,030
                                                     ---------- -----------

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

 Shares or
 Principal
 Amount    Common Stocks (Unaudited)--Continued           Cost        Value

           Regulated Investment Companies (7.4%):
    40,784 Dresdner RCM Global Technology Fund (B)    $  2,162,124 $  1,332,013
   467,826 Dresdner RCM International Growth Equity
            Fund (B)                                     6,155,956    5,174,155
 2,395,585 Dresdner RCM MidCap Fund, Inc. (B)            8,073,122    6,659,727
                                                      ------------ ------------
                                                        16,391,202   13,165,895
                                                      ------------ ------------

           Retail Trade (9.1%):
    58,000 Colgate Palmolive Co.                         2,255,864    3,421,420
    45,000 Home Depot, Inc.                                943,546    2,094,750
    37,000 Safeway, Inc. (A)                             1,335,330    1,776,000
    41,000 Sysco Corp.                                   1,009,600    1,113,150
    46,000 Target Corp.                                  1,177,430    1,591,600
    71,000 Walgreen Co.                                  1,942,063    2,424,650
    80,000 Wal-Mart Stores, Inc.                         3,416,305    3,904,000
                                                      ------------ ------------
                                                        12,080,138   16,325,570
                                                      ------------ ------------

           Software and Processing (8.9%):
    35,500 America Online Time Warner, Inc. (A)          1,278,475    1,881,500
     8,500 Check Point Software Technologies, Ltd.
            (A)                                            505,493      429,845
   118,000 Microsoft Corp. (A)                           5,216,616    8,614,000
    53,000 Oracle Corp. (A)                              1,726,481    1,007,000
    24,500 Siebel Systems, Inc. (A)                      1,943,330    1,149,050
    41,625 Veritas Software Co. (A)                      1,017,500    2,769,311
                                                      ------------ ------------
                                                        11,687,895   15,850,706
                                                      ------------ ------------
           Utilities (1.7%):
    62,000 Enron Corp.                                   1,988,113    3,038,000
                                                      ------------ ------------
            Totals--Common Stocks                      112,698,052  174,192,632
                                                      ------------ ------------
            Totals--Investments                       $116,830,556 $178,325,136
                                                      ============ ============

(A) Non-income producing securities.
(B) Regulated investment company advised by Dresdner RCM Global Investors LLC, the Corporation's investment adviser.

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
  The Corporation is registered under the Investment Company Act of 1940 as a nondiversified, closed-end management company. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation--Securities traded on national exchanges are valued at the closing prices on the last business day of the reported period. Over-the-counter securities and listed securities not traded on that day are valued at the bid prices (asked prices for short open positions) at the close of business on that day. Securities not publicly traded are valued at fair value as determined by the Board of Directors. Cost of securities is determined on the specific identification basis. Short-term notes which mature in sixty days or less from the last day of the reported period are valued at amortized cost, which approximates market value. Short-term notes which mature in more than sixty days are valued at the quoted yield equivalent on the last day of the reported period for securities of a comparable maturity, quality, and type.

B. Security transactions and related investment income--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to stockholders are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on investments sold are computed on the basis of identified cost.

C. Use of estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

D. Short sales--The Corporation may make short sales of securities for either speculative or hedging purposes. When the Corporation makes a short sale, it borrows the securities sold short from a broker and places cash and/or securities with that broker as collateral for the securities borrowed. The Corporation may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Corporation will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Corporation replaces the borrowed securities.

NOTE 2--FEDERAL INCOME TAXES
  No provision has been made for federal taxes on net investment income because the Corporation has elected to be taxed as a regulated investment company under the Internal Revenue Code, and intends to maintain this qualification and to distribute each year all of its taxable net investment income to its stockholders in accordance with the minimum distribution requirements of the Internal Revenue Code. In addition, under the Internal Revenue Code, the Corporation may, but need not, distribute net long-term capital gains realized. It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Corporation is taxed as a regulated investment company, all or a portion of the net long-term capital gains realized by the Corporation for such year may be retained by the Corporation, taxes thereon paid by the Corporation and appropriate credit therefore allowed to the stockholders of the Corporation, all as provided in

BERGSTROM CAPITAL CORPORATION

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NOTES TO FINANCIAL STATEMENTS
(Unaudited)--Continued

Section 852(b)(3)(D) of the Internal Revenue Code. The Board of Directors determined that the portion of the net long-term capital gains realized during the year 2000 which was not distributed as part of the annual dividend paid on June 5, 2000 should be retained by the Corporation and taxes thereon should be paid by the Corporation.

  For federal income tax purposes at June 30, 2001 the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost is $77,821,003, the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value is $16,326,423, the net unrealized appreciation is $61,494,580 and the aggregate cost of securities for federal income tax purposes is $116,830,556.

NOTE 3--CAPITAL STOCK
  At June 30, 2001 the issued and outstanding capital stock of the Corporation consists of 1,000,000 shares of $1 par value capital stock (1,505,462 shares are authorized). Net assets consist of capital paid in of $116,868,653 (including $113,030,696 of net long-term capital gains retained by the Corporation, net of federal income taxes paid thereon on behalf of its stockholders), undistributed net investment income of $268,190 and unrealized appreciation of $61,494,580.

NOTE 4--SECURITIES
  During the six months ended June 30, 2001, the cost of securities purchased and the proceeds from securities sold, other than short-term investments, aggregated $19,033,527 and $34,749,369, respectively.

NOTE 5--INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATES
  The Corporation's advisory contract with Dresdner RCM Global Investors LLC ("Dresdner RCM") provides for an advisory fee determined by multiplying the market value of the Corporation's cash and securities as of the close of business on the last day of each calendar quarter by one-fourth of the applicable annual advisory fee rate. The annual advisory fee rates are .70% on the first $10,000,000, .60% on the next $10,000,000, .50% on the next
$20,000,000, .35% on the next $20,000,000, .30% on the next $40,000,000, and
 .25% on sums exceeding $100,000,000. The advisory contract with Dresdner RCM also provides that shares of any investment company advised by Dresdner RCM or any affiliate of Dresdner RCM shall not be considered securities for purposes of determining advisory fees.

  Officer's salary and related expenses in the amount of $43,027 have been paid by the Corporation during the six months ended June 30, 2001 to an officer of the Corporation for certain financial, compliance and other administrative services.

NOTE 6--DIRECTORS FEES
  Directors fees and expenses in the amount of $45,029 have been paid in 2001. None of the directors were affiliated with the investment adviser to the Corporation.

BOARD OF DIRECTORS

ERIK E. BERGSTROM             GEORGE COLE SCOTT
Chairman                      Registered Representative
                              Anderson & Strudwick Incorporated
WILLIAM L. McQUEEN            President
President and Treasurer       Closed-End Fund Advisors, Inc.

NORMAN R. NIELSEN             WILLIAM H. SPERBER
Manager and Senior Member     Retired Chairman and Chief Executive Officer
 of Research Staff            The Trust Company of Washington
AtomicTangerine (an affiliate
 of SRI International)

OFFICERS

WILLIAM L. McQUEEN            SUZANNE M. SCHIFFLER
President and Treasurer       Secretary


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BERGSTROM CAPITAL CORPORATION

221 First Avenue West, Suite 320
Seattle, Washington 98119-4224
(206) 283-0539

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